SPDR Series Trust

SPDR Bloomberg International Treasury Bond ETF

SPDR Bloomberg Short Term International Treasury Bond ETF

SPDR FTSE International Government Inflation-Protected Bond ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 18, 2022 to the Prospectus, Summary Prospectuses and

Statement of Additional Information (“SAI”) each dated April 30, 2022,

as may be supplemented from time to time

Effective December 9, 2022 (the “Effective Date”), Orhan Imer will no longer serve as a Portfolio Manager for the Funds. Accordingly, as of the Effective Date, all references to Mr. Imer in the Prospectus, Summary Prospectuses, and SAI will be deleted in their entirety. As of the date of this Supplement, the remaining Portfolio Managers of each Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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